UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2023

Nuvectis Pharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-41264 (Commission File Number)	86-2405608 (IRS Employer Identification No.)

1 Bridge Plaza Suite 275

Fort Lee, NJ 07024

(Address of Principal Executive Offices)

(201) 614-3150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	NVCT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report, on June 16, 2023, the stockholders of Nuvectis Pharma, Inc. (the “Company”) voted at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) to approve an amendment to the Company’s Global Equity Incentive Plan (2021) (the “2021 Plan”) to increase the number of shares authorized for issuance under the 2021 Plan by 1,000,000 shares and to provide for automatic increases of the authorization limit on January 1 of each calendar year beginning in 2024 and ending in and including 2033, the authorization limit will automatically increase to the extent necessary so that the number of shares available for issuance pursuant to future awards granted after such date under the 2021 Plan is not less than (i) six percent (6%) of the number of shares outstanding as of the last day of the immediately preceding calendar year or (ii) such lesser number of shares as may be determined by the Company’s Board of Directors.

A copy of the Company’s Amended and Restated Global Equity Incentive Plan (2021) (the “Amended and Restated Plan”) is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02. A copy of the Amended and Restated Plan was filed as Appendix A to the proxy statement on Schedule 14A for the 2023 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Friday, June 16, 2023, at 10:00 a.m. Eastern Time, by means of an online meeting platform, the Company held its 2023 Annual Meeting. Stockholders representing 12,470,174, or 78.09%, of the 15,967,315 shares of common stock outstanding on the record date of April 24, 2023 were present in person or by proxy, constituting a quorum under applicable law. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each of the proposals below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2023 Annual Meeting, filed with the SEC on April 28, 2023. At the 2023 Annual Meeting, all of the proposals were approved.

The results are as follows:

Proposal 1

The votes with respect to the election of the Class I director to hold office until the 2026 annual meeting were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Ron Bentsur	9,035,321	149,868	3,284,985

Proposal 2

The vote with respect to the ratification of Kesselman & Kesselman as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
12,468,118	616	1,440	-

Proposal 3

The vote with respect to the approval of an amendment to the Nuvectis Pharma, Inc. Global Equity Incentive Plan (2021) was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
8,984,698	198,029	2,462	3,284,985

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Nuvectis Pharma, Inc. Amended and Restated Global Equity Incentive Plan (2021) filed as Appendix A to the Schedule 14A Information filed on April 28, 2023 and incorporated herein by reference.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvectis Pharma, Inc.
(Registrant)

Date: June 16, 2023
	By:	/s/ Ron Bentsur
Ron Bentsur
Chairman, Chief Executive Officer and President